Shareholders' Equity	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Shareholders' Equity

Note 15: Shareholders’ Equity

The Articles of Association of CNH Industrial provide for authorized share capital of €40 million, divided into 2 billion common shares and 2 billion special voting shares, each with a per share par value of €0.01. As of December 31, 2016, the Company’s share capital was €18 million (equivalent to $25 million), fully paid-in, and consisted of 1,361,630,903 common shares and 412,268,203 special voting shares.

Changes in the composition of the share capital of CNH Industrial during 2016, 2015, and 2014 are as follows:

(number of shares)	CNH Industrial N.V. Common Shares	CNH Industrial N.V. Special Voting Shares	Total CNH Industrial N.V. Shares
Total CNH Industrial N.V. shares at December 31, 2013	1,350,073,530	468,994,386	1,819,067,916
Capital increase	5,246,110	—	5,246,110
Retirement of special voting shares	—	(53,594,883)	(53,594,883)
Total CNH Industrial N.V. shares at December 31, 2014	1,355,319,640	415,399,503	1,770,719,143
Capital increase	6,729,349	—	6,729,349
Retirement of special voting shares	—	(2,150,297)	(2,150,297)
Total CNH Industrial N.V. shares at December 31, 2015	1,362,048,989	413,249,206	1,775,298,195
Capital increase	1,693,695	—	1,693,695
Common stock repurchases	(2,111,781)	—	(2,111,781)
Retirement of special voting shares	—	(981,003)	(981,003)
Total CNH Industrial N.V. shares at December 31, 2016	1,361,630,903	412,268,203	1,773,899,106

During the year ended December 31, 2016 and 2015, 1 million and 2 million special voting shares were acquired by the Company following the de-registration of the corresponding number of qualifying common shares from the Loyalty Register.

Furthermore, during the years ended December 31, 2016 and 2015, the Company issued 1.7 million and 6.7 million common shares primarily due to the vesting or exercise of share-based awards. See “Note 16: Share Based Compensation” for further discussion.

Special Voting Shares

In order to reward long-term ownership of CNH Industrial common shares and promote stability of CNH Industrial’s shareholder base, CNH Industrial’s Articles of Association provide for a loyalty voting structure that grants eligible long-term shareholders the equivalent of two votes for each CNH Industrial N.V. common share that they hold through the issuance of special voting shares.

A shareholder may at any time elect to participate in the loyalty voting structure by requesting the registration of all or some of the common shares held by such shareholder in a separate register (the “Loyalty Register”) of the Company. If such common shares have been registered in the Loyalty Register for an uninterrupted period of three years in the name of the same shareholder, such shares will become “Qualifying Common Shares” and the relevant shareholder will be entitled to receive one special voting share for each such Qualifying Common Share.

CNH Industrial issued special voting shares with a nominal value of €0.01 each to those eligible shareholders who elected to receive such special voting shares upon completion of the merger of Fiat Industrial and of CNH Global respectively with and into CNH Industrial.

The electing shareholders are not required to pay any amount to the Company in connection with the allocation of the special voting shares.

CNH Industrial common shares are freely transferable, while, special voting shares are transferable exclusively in limited circumstances and they are not listed on the NYSE or the MTA. In particular, at any time, a holder of common shares that are Qualifying Common Shares who wants to transfer such common shares other than in limited specified circumstances (e.g., transfers to affiliates or relatives through succession, donation or other transfers) must request a de-registration of such Qualifying Common Shares from the Loyalty Register. After de-registration from the Loyalty Register, such common shares no longer qualify as Qualifying Common Shares and, as a result, the holder of such common shares is required to transfer the special voting shares associated with the transferred common shares to the Company for no consideration.

The special voting shares have minimal economic entitlements as the purpose of the special voting shares is to grant long-term shareholders with an extra voting right by means of granting an additional special voting share, without granting such shareholders with any additional economic rights. However, as a matter of Dutch law, such special voting shares cannot be fully excluded from economic entitlements. Therefore, the Articles of Association provide that only a minimal dividend accrues to the special voting shares, which is not distributed, but allocated to a separate special dividend reserve. The impact of this special voting dividend reserve on the earnings per share of the common shares is not material.

Treasury Shares

At the Annual General Meeting of Sharesholders (“AGM”) held on April 15, 2015, shareholders granted the Board of Directors the authority to acquire common shares in its own capital through stock exchange trading or otherwise to a maximum of up to 10% of the issued common shares on April 15, 2015, for a period expiring on October 14, 2016 (the “2015 Share Repurchase Authorization”), subject to certain maximum and minimum price requirements.

Implementing such resolution in January 2016, the Company announced the launch of a share buy-back program to repurchase from time to time up to $300 million in common shares in compliance with applicable rules and regulations and in accordance with the 2015 Share Repurchase Authorization. On April 15, 2016, shareholders renewed the grant of authority to the Board to acquire common shares in its own capital through stock exchange trading or otherwise for a period expiring on October 14, 2017.

During the year ended December 31, 2016, the Company repurchased 2.1 million shares of its common stock on the MTA under the buy-back program at an aggregate cost of $14 million. As of December 31, 2016, the Company held 1,278,708 common shares in treasury, net of transfers of common shares to fulfill its obligations under its stock compensation plans, at an aggregate cost of $9 million. Depending on market and business conditions and other factors, the Company may continue or suspend purchasing its common stock at any time without notice. During the year ended December 31, 2016, the Company acquired approximately 1 million special voting shares following the de-registration of qualifying common shares from the Loyalty Register, net of the transfer and allocation of special voting shares to those shareholders whose qualifying common shares became eligible to receive special voting shares after the uninterrupted three-year registration period in the Loyalty Register. As of December 31, 2016, the Company held 62,206,073 special voting shares in treasury.

Dividend

On March 2, 2017, the Board of Directors of CNH Industrial N.V. recommended to the Company’s shareholders that the Company declare a dividend of €0.11 per common share, totaling approximately €150 million (equivalent to approximately $160 million, translated at the exchange rate reported by the European Central Bank on February 27, 2017). The proposal is subject to the approval of the Company’s shareholders at the AGM to be held on April 14, 2017.

At the AGM held by CNH Industrial on April 15, 2016, shareholders approved the payment of a dividend of €0.13 per common share. The dividend was paid in May 2016 for a total amount of €177 million ($201 million).

At the AGM held by CNH Industrial on April 15, 2015, shareholders approved the payment of a dividend of €0.20 per common share. The dividend was paid in April 2015 for a total amount of €272 million ($291 million).